PRESIDENTIAL REALTY CORPORATION      NEWS                      Exhibit 99.1
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

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                                                     FOR IMMEDIATE RELEASE
                                                     White Plains, New York
                                                     May 12, 2006

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

Results of operations for the three months ended March 31, 2006:

The Company's net loss for the three months ended March 31, 2006 was $.33 per share compared to net income of $.36 per share for the three months ended March 31, 2005.

Continuing Operations:

Loss from continuing operations before net gain from sales of properties was $.32 per share for the 2006 period compared to income of $.07 per share for the 2005 period. This decrease of $.39 per share is primarily attributable to lower revenues ($.12 per share), a decrease in the income from joint ventures ($.22 per share) and a decrease in the income from partnership ($.03 per share).

Revenues decreased primarily due to lower interest income as a result of principal repayments on notes receivable and a nonrecurring prepayment fee earned in 2005 associated with such principal repayments.

During 2004 and 2005, the Company invested in four joint ventures and as a result owns a 29% interest in entities that own nine shopping mall properties. The Company accounts for these investments under the equity method of accounting. The 2006 period reflects three months of operations for all nine of the mall properties and the 2005 period reflects three months of operations for seven of the mall properties. The equity in the loss of joint ventures was $.16 per share for the 2006 period and included noncash charges for depreciation and amortization expense of $.20 per share and amortization of deferred financing costs and in-place lease values of $.11 per share for an aggregate total for noncash charges of $.31 per share. The equity in the income of joint ventures was $.06 per share for the 2005 period and included noncash charges for depreciation and amortization expense of $.10 per share and amortization of deferred financing costs and in-place lease values of $.09 per share for an aggregate total for noncash charges of $.19 per share.

Income from partnership decreased primarily due to higher vacancy loss at the property owned by the partnership.

There was no net gain from sales of properties in the 2006 period compared to $.34 per share in the 2005 period. The gain in the 2005 period was from the recognition of a deferred gain from the sale of our New Haven property in 1984 as a result of an $8,550,000 principal repayment received in 2005.


PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

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                                                     FOR IMMEDIATE RELEASE
                                                     White Plains, New York
                                                     May 12, 2006

Discontinued Operations:

The total loss from discontinued operations was $.01 per share for the 2006 period compared to $.05 per share for the 2005 period.

Funds From (Used In) Operations:

Funds from operations ("FFO") is a measure which excludes net gain from sales of properties and eliminates the effect of depreciation. Funds used in operations was $.11 per share for the 2006 period compared to funds from operations of $.15 per share for the 2005 period. For additional information concerning our calculation of FFO, a non-GAAP financial measure, see our Annual Report on Form 10-KSB for the year ended December 31, 2005.

Dividend Declared:

The Company has announced that it has declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on June 30, 2006 to shareholders of record on June 9, 2006. The dividend represents a yield of 8.71% on the Class A shares and 9.14% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.





PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

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                                                     FOR IMMEDIATE RELEASE
                                                     White Plains, New York
                                                     May 12, 2006


                                                                                RESULTS OF OPERATIONS
                                                                                     (Unaudited)
                                                                                 THREE MONTHS ENDED
                                                                                     MARCH 31,
                                                                                2006          2005
                                                                                ----          ----
Gross revenues (excluding revenues from discontinued
  operations and net gain from sales of properties)                             $937,000    $1,387,000
                                                                             ===========   ===========

Income (loss) before net gain from sales of properties                       ($1,246,000)     $267,000
Net gain from sales of properties                                                     -      1,300,000
                                                                             -----------   -----------
Income (loss) from continuing operations                                      (1,246,000)    1,567,000
                                                                             -----------   -----------

Loss from discontinued operations                                                (32,000)     (166,000)
Net loss from sales of discontinued operations                                        -        (12,000)
                                                                             -----------   -----------
Total loss from discontinued operations                                          (32,000)     (178,000)
                                                                             -----------   -----------

Net Income (Loss)                                                            ($1,278,000)   $1,389,000
                                                                             ===========   ===========

Funds from (used in) operations:
Net Income (Loss)                                                            ($1,278,000)   $1,389,000
Net gain from sales of properties                                                     -     (1,300,000)
Net loss from sales of discontinued operations                                        -         12,000
Depreciation and amortization                                                    835,000       466,000
                                                                             -----------   -----------
Funds from (used in) operations                                                ($443,000)     $567,000
                                                                             ===========   ===========

Per share of common stock (basic and diluted):
Income (loss) before net gain from sales of properties                            ($0.32)        $0.07
Net gain from sales of properties                                                     -           0.34
                                                                             -----------   -----------
Income (loss) from continuing operations                                           (0.32)         0.41
                                                                             -----------   -----------

Loss from discontinued operations                                                  (0.01)        (0.05)
Net loss from sales of discontinued operations                                        -             -
                                                                             -----------   -----------
Total loss from discontinued operations                                            (0.01)        (0.05)
                                                                             -----------   -----------

Net Income (Loss) per Common Share - basic and diluted                            ($0.33)        $0.36
                                                                             ===========   ===========

Funds from (used in) operations per share of common stock (basic and diluted):
Net Income (Loss)                                                                 ($0.33)        $0.36
Net gain from sales of properties                                                     -          (0.34)
Net loss from sales of discontinued operations                                        -             -
Depreciation and amortization                                                       0.22          0.13
                                                                             -----------   -----------
Funds from (used in) operations per common share - basic and diluted              ($0.11)        $0.15
                                                                             ===========   ===========

Average shares outstanding - basic                                             3,895,599     3,820,244
                                                                             ===========   ===========
                           - diluted                                           3,895,599     3,834,244
                                                                             ===========   ===========

Cash distributions per common share                                                $0.16         $0.16
                                                                             ===========   ===========






PRESIDENTIAL REALTY CORPORATION      NEWS
180 SOUTH BROADWAY
WHITE PLAINS, N.Y. 10605
(914) 948-1300

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                                                     FOR IMMEDIATE RELEASE
                                                     White Plains, New York
                                                     May 12, 2006




Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential, mall and other commercial properties; interest rate levels; the availability of financing and other risks associated with the development, acquisition, ownership and operation of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2005 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number